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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Crum & Forster Holdings, Inc.

  We consent to the use of our reports included herein and to the reference to our Firm under the heading "Experts" in the prospectus.


                                          /s/ KPMG Peat Marwick LLP
                                          KPMG Peat Marwick LLP

Short Hills, N.J.
February 9, 1998